UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 12, 2013

Global Indemnity plc

(Exact name of registrant as specified in its charter)

Ireland	001-34809	98-0664891
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25/28 North Wall Quay Dublin 1, Ireland	None
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +(353) (0)1 649 2000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 12, 2013, Global Indemnity plc (the “Company”) held its 2013 Annual General Meeting of shareholders (the “Annual General Meeting”). The proposals submitted to a vote of the shareholders at the meeting are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 30, 2013. The final results of voting for each matter are as follows:

Proposal 1: Election of directors

The following individuals were elected to the Company’s Board of Directors to hold office for the term expiring at the 2014 Annual General Meeting of shareholders or until their successors are duly elected and qualified:

	Votes For	Votes Against	Abstain	Broker non-votes
Saul A. Fox	130,474,845	1,024,172	2,463	826,815
Stephen A. Cozen	128,685,703	2,811,281	4,496	826,815
James W. Crystal	129,423,353	2,073,631	4,496	826,815
Seth J. Gersch	130,828,514	668,470	4,496	826,815
John H. Howes	131,400,872	96,112	4,496	826,815
Chad A. Leat	129,697,327	1,799,657	4,496	826,815
Cynthia Y. Valko	130,520,445	978,572	2,463	826,815

Proposal 2: To authorize the Company and/or any of its subsidiaries to make open market purchases of the Company’s A ordinary shares.

The proposal was approved by the following vote:

Votes For	Votes Against	Abstain	Broker non-votes
129,501,637	1,882,801	117,042	826,815

Proposal 3: To authorize the reissue price range of A ordinary shares that the Company holds as treasury shares.

The proposal was approved by the following vote:

Votes For	Votes Against	Abstain	Broker non-votes
131,437,079	62,395	2,006	826,815

Proposal 4: To ratify the appointment of the Company’s independent auditors and to authorize the Company’s Board of Directors, acting through its Audit Committee, to determine its fees.

The proposal was approved by the following vote:

Votes For	Votes Against	Abstain	Broker non-votes
132,238,828	87,004	2,463	—

Proposal 5: To act on various matters concerning Wind River Reinsurance Company, Ltd.

A.	Election of directors and alternate director of Wind River Reinsurance Company, Ltd.

The following individuals were elected to Wind River Reinsurance Company’s Board of Directors:

	Votes For	Votes Against	Abstain	Broker non-votes
Alan Bossin	131,405,630	30,392	65,458	826,815
Stephen Green	131,405,630	29,892	65,958	826,815
Linda C. Hohn	131,402,663	34,892	63,925	826,815
Andre Perez	131,405,630	29,892	65,958	826,815
Cynthia Y. Valko	131,402,663	34,892	63,925	826,815
Marie-Joelle Chapleau (alternative director)	131,405,630	29,892	65,958	826,815
Janita Burke (alternative director)	131,405,630	29,892	65,958	826,815
Nigel Godfrey (alternative director)	131,405,630	29,892	65,958	826,815

B.	To ratify the appointment of PricewaterhouseCoopers International Limited, Hamilton, Bermuda, as the independent auditor of Wind River Reinsurance Company, Ltd. for 2013.

The proposal was approved by the following vote:

Votes For	Votes Against	Abstain	Broker non-votes
132,292,445	33,387	2,463	—

Proposal 6: To authorize an amendment to the Articles of Association of Global Indemnity plc to permit redemption of shares without obligation to redeem on a pro rata basis as between members or members of the same class or holders of redeemable shares.

The proposal was approved by the following vote:

Votes For	Votes Against	Abstain	Broker non-votes
129,534,389	1,911,337	55,754	826,815

Proposal 7: To authorize holding the 2014 Annual General Meeting of shareholders of the Company at a location outside of Ireland.

The proposal was approved by the following vote:

Votes For	Votes Against	Abstain	Broker non-votes
131,483,095	15,922	2,463	826,815

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Indemnity plc

Date: June 13, 2013	By:	/s/ Thomas M. McGeehan
		Name:	Thomas M. McGeehan
		Title:	Chief Financial Officer